SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 3, 1999


                                GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     VERMONT                                    03-0127430
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)                      (I.R.S.
EMPLOYER  IDENTIFICATION  NUMBER)


                                          1-8291
                                 COMMISSION FILE NUMBER


                 163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS-RATE INCREASE MEMORANDUM OF UNDERSTANDING AND AMENDMENTS TO REVOLVING CREDIT AGREEMENT.
THE COMPANY ENTERED INTO A MEMORANDUM OF UNDERSTANDING WITH THE VERMONT DEPARTMENT OF PUBLIC SERVICE (DPS) AND INTERNATIONAL BUSINESS MACHINE
CORPORATION (IBM) ON DECEMBER 3, 1999, FOR A TEMPORARY RATE INCREASE OF 3 PERCENT, IN ADDITION TO THE CURRENT TEMPORARY RATE LEVEL, TO BECOME EFFECTIVE AS OF JANUARY 1, 2000. THE MEMORANDUM OF UNDERSTANDING FURTHER PROVIDES THAT THE COMPANY'S CURRENTLY PENDING RATE CASE, WHICH HAS BEEN STAYED SINCE LATE FALL OF 1998, WOULD REMAIN STAYED UNTIL SEPTEMBER 2000, WITH A FINAL DECISION IN THE CASE EXPECTED BY DECEMBER 31, 2000. THE PARTIES INTEND THIS MEMORANDUM OF UNDERSTANDING TO PROVIDE ADDITIONAL TIME FOR THE COMPLETION OF SEVERAL POWER SUPPLY COST MITIGATION EFFORTS THAT THE COMPANY HAS UNDERTAKEN AND THAT ARE NOW UNDERWAY. THE MEMORANDUM OF UNDERSTANDING IS SUBJECT TO APPROVAL BY THE VERMONT PUBLIC SERVICE BOARD (VPSB.) THE COMPANY HAS ASKED THE VPSB TO APPROVE THE MEMORANDUM OF UNDERSTANDING BY DECEMBER 17, 1999. APPROVAL OF THE MEMORANDUM OF UNDERSTANDING WILL INCREASE THE COMPANY'S PROJECTED REVENUES BY $4.6 MILLION IN 2000.

THE COMPANY HAS ALSO ENGAGED IN EXTENSIVE DISCUSSIONS WITH ITS REVOLVING CREDIT BANKS CONCERNING THE COMPANY'S LENDING ARRANGEMENTS. AS A RESULT OF THE RATE CASE MEMORANDUM OF UNDERSTANDING, THE BANKS HAVE AGREED TO MAINTAIN THE AMOUNT AVAILABLE AT $15 MILLION, SUBJECT TO VPSB APPROVAL OF THE MEMORANDUM OF
UNDERSTANDING. THE CREDIT FACILITY WILL BE REDUCED WHEN THE NET PROCEEDS BECOME AVAILABLE FROM CERTAIN SALES OF THE COMPANY'S ASSETS. ON NOVEMBER 19, 1999, WHILE NEGOTIATIONS WITH DPS AND IBM WERE ONGOING BUT BEFORE ANY AGREEMENT WAS REACHED, THE BANKS HAD REQUESTED THAT THE TOTAL AMOUNT AVAILABLE TO GMP UNDER THE EXISTING REVOLVING CREDIT AGREEMENT BE REDUCED FROM $15 MILLION TO $8.5 MILLION. IN ORDER TO HAVE ACCESS TO BORROWED FUNDS NEEDED AT THAT TIME, THE COMPANY AGREED TO THE BANKS' REQUEST. THE COMPANY ANTICIPATES THAT THE VPSB WILL APPROVE THE MEMORANDUM OF UNDERSTANDING BY DECEMBER 17, 1999, AS REQUESTED. ACCORDINGLY, THE COMPANY BELIEVES THAT THE AMOUNTS AVAILABLE UNDER THE AMENDED CREDIT AGREEMENT WILL BE SUFFICIENT TO MEET ITS FORECASTED BORROWING REQUIREMENTS FOR THE DURATION OF THE ORIGINAL REVOLVING CREDIT AGREEMENT, WHICH IS SCHEDULED TO EXPIRE ON JUNE 21, 2000.






ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  AND  (B)    --NOT  APPLICABLE
(C)  EXHIBITS.  --NOT  APPLICABLE

     SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CASED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


GREEN  MOUNTAIN  POWER  CORPORATION
                                         REGISTRANT



BY  _/S/NANCY  ROWDEN  BROCK_____________________________
NANCY  ROWDEN  BROCK,  VICE  PRESIDENT,  CHIEF  FINANCIAL
OFFICER,  TREASURER  AND  CORPORATE
SECRETARY


BY_/S/  ROBERT  J.  GRIFFIN_______________________________
ROBERT  J.  GRIFFIN,  CONTROLLER


DATED:  DECEMBER  7,  1999